UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2020

BCB BANCORP, INC.

(Exact name of Registrant as Specified in its Charter)

New Jersey	0-50275	26-0065262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104-110 Avenue C Bayonne, New Jersey	07002
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 823-0700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BCBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.    Unregistered Sales of Equity Securities

On July 13, 2020, BCB Bancorp, Inc. (the “Company”) closed a private placement of Series H 3.5% Noncumulative Perpetual Preferred Stock, resulting in gross proceeds of $3,080,000 for 308 shares, effective June 29, 2020. The sale represents 11.02% of the gross proceeds of the Company’s total issued and outstanding Noncumulative Perpetual Preferred Stock. The purchase price was $10,000.00 per share. The Company relied on the exemption from registration with the Securities and Exchange Commission (“SEC”) provided under SEC Rule 506 of Regulation D.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 13, 2020, the Company received notice that its filing of a Certificate of Amendment, dated June 29, 2020, of its Restated Certificate of Incorporation, dated December 29, 2019, was accepted, which amendment includes a new Article V, Part (J), with respect to the Company’s Series H Preferred Stock, which sets forth the number of shares to be included in such new series, and to fix the designation, powers, preferences, and rights of the shares of such new series and any qualifications, limitations or restrictions thereof (the “Series H 3.5% Noncumulative Perpetual Preferred Stock”).

The rights of the holders of any prior series of preferred stock were not changed by this amendment, and the Restated Certificate of Incorporation confirms the holders of the Series H Preferred Stock will rank on parity with Shares of the Series C 6% Noncumulative Perpetual Preferred Stock, Shares of the Series D 4.5% Noncumulative Perpetual Preferred Stock, Shares of the Series F 6% Noncumulative Perpetual Preferred Stock and shares of the Series G 6% Noncumulative Perpetual Preferred Stock for the payments of dividends and liquidation rights as compared to the holders of the Company’s common stock.

The Certificate of Amendment to the Restated Certificate of Incorporation was approved by the Board of Directors of the Company on March 11, 2020, and became effective as of June 29, 2020, upon notice received on July 13, 2020. The Restated Certificate of Incorporation is attached hereto as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

The following Exhibit is attached as part of this report.

Exhibit Number	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCB BANCORP, INC.

/s/ Thomas P. Keating
DATE: July 15, 2020	By:
Thomas P. Keating
Senior Vice President and Chief Financial Officer
(Duly Authorized Representative)

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation